Exhibit 3.11

Corporations Section	Roger Williams
P.O.Box 13697	[STATE SEAL]	Secretary of State

Austin, Texas 78711-3697

Office of the Secretary of State

The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:

EMCO WHEATON USA, INC.

Filing Number: 800198596

Articles of Incorporation	April 30,	2003
Articles of Amendment	June 08,	2004
Change of Registered Agent! Office	November 29,	2004
Public Information Report (PIR)	December 31,	2004

In testimony whereof, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on June 17, 2005.

[STATE SEAL]

/s/ Roger Williams

Roger Williams

Secretary of State

Come visit us on the internet at http:llwww.sos.state.tx.us/

Phone: (512) 463-5555	Fax: (512) 463-5709	TTY: 7-1-1
Prepared by: BHENDRICKS	Document: 93532650002

Form 201 (revised 06/00)	[STATE SEAL] Articles of Incorporation Pursuant to Article 3.02 Texas Business Corporation Act ....	Filed in the Office of the Secretary of State of Texas Filing #: 800198596 04/30/2003 Document #: 32843120002 Image Generated Electronically for Web Filing
Secretary of State P.O. Box 13697 Austin, TX 78711-3697 FAX: 512/463-5709 Filing Fee: $300

Article 1 - Corporate Name
The name of the corporation is as set forth below:
Syltone Marine, Inc.

The name must contain the word "corporation", "company', "incorporated," or an abbreviation of one of these terms. The name must not be the same as, deceptively similar to that of an existing corporate, limited liability company, or limited partnership name on file with the secretary of state. A preliminary check for the "name availability" is recommended.

Article 2 — Registered Agent and Registered Office (Select and complete either A or B and complete C)
Þ A The initial registered agent is a corporation (cannot be corporation named above) by the name of:
0R	C T Corporation System
☐ B. The initial registered agent is an individual resident of the state whose name is set forth below:
First Name —__	M.I.	Last Name	Suffix
C. The business address of the registered agent and the registered office address is:
Street Address 350 N St. Paul Street Dallas TX 75201 State Zip Code	City Dallas	State TX	Zip Code 75201
Article 3 – Directors

The number of directors constituting the initial board of directors and the names and addresses of the person or persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualified are set forth below:

Director 1: First Name Anthony I —__	M.I.	Last Name Passafiume	Suffix
Street Address 2501 Constant Comment Place Dallas TX 75201 State Zip Code	City Louisville	State KY,USA	Zip Code 40299
Director 2: First Name Killarney I —__	M.I.	Last Name Graham	Suffix
Street Address 2501 Constant Comment Place Dallas TX 75201 State Zip Code	City Louisville	State KY,USA	Zip Code 40299
Director 3: First Name Andrew I —__	M.I.	Last Name Hartley	Suffix
Street Address 2501 Constant Comment Place Dallas TX 75201 State Zip Code	City Louisville	State KY,USA	Zip Code 40299
Article 4 - Authorized Shares
The total number of shares the corporation is authorized to ssue and the par value of each of such shares, or a statement that such 'hares are without par value, is set forth below.
Number of Shares	Par Value (must choose and complete either A or B)	Class !	Series
1,000	☐ A. has a par value of $ Þ B without par value.

If the shares are to be divided into classes, you must set forth the designation of each class, the number of shares of each class, and the par value (or statement of no par value), of each class. If shares of a class are to be issued in series, you must provide the designation of each series. The preferences limitations, and relative rights of each class or series must be stated in space provided for supplemental information.

Article 5 - Initial Capitalization
The corporation will not commence business until it has received for the issuance of its shares consideration of the value of one thousand dollars ($1,000).

Article 6 - Duration
The period of duration is perpetual
Article 7 - Purpose
The purpose for which the corporation is organized is for the transaction of any and all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.
Supplemental Provisions/Information
N/A [The attached addendum is incorporated herein by reference.]
Effective Date of Filing
Þ A. This document will become effective when the document is filed by the secretary of state.
OR
Þ B. This document will become effective at a later date, which is not more than ninety (90) days from the date of its filing by the secretary of state. The delayed effective date is:
Name Reservation Document Number

Incorporator
The name and address of the incorporator is set forth below. Ernest W. Williams 1700 PNC Plaza, 500 W. Jefferson St., Louisville, KY 40202
EXECUTION
The undersigned incorporator signs these articles of incorporation subject to the penalties imposed by law for the submission of a false or fraudulent document. Ernest W. Williams
Signature of incorporator.

FILING OFFICE COPY

Form 404 (revised 9/03)	[STATE SEAL] Articles of Incorporation Pursuant to Article 4.04 Texas Business Corporation Act ....	This space reserved for office use FILED in the office of the Secretary of State of Texas June 08 2004 Corporations Section
Return in Duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 FAX: 512/463-5709 Filing Fee: $150

Article 1 –Name The name of the corporation is as set forth below:

SYLTONE MARINE, INC.______________________________________________________

State the name of the entity as it is currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name in Article I.

The filing number issued to the corporation by the secretary of state is: 800198596

Article 2 —Amended Name

(If the purpose of the articles of amendment is to change the name of the corporation, then use the following statement)

The amendment changes the articles of incorporation to change the article that names the corporation.

The article in the Articles of Incorporation is amended to read as follows:

The name of the corporation is (state the new name of the corporation below)

EMCO WHEATON USA, INC.___________________________________________________

The name of the entity must contain an organizational ending or accepted abbreviation of such term The name must not be the same as, deceptively similar to or similar to that of an existing corporate, limited liability company, or limited partnership name on file with the secretary of state. A preliminary check for "name availability" is recommended.

Article 3 –Amendment to Registered Agent/Registered Office

The amendment changes the articles of incorporation to change the article stating the registered agent and the registered office address of the corporation. The article is amended to read as follows:

Registered Agent of the Corporation

(Complete either A or B, but not both. Also complete C.)

[ X ] A. The registered agent is an organization (cannot be corporation named above) by the name of:

CT CORPORATION

OR

[	] B. The registered agent is an individual resident of the state whose name is set forth below.
First Name	MI	Last Name	Suffix

Registered Office of the Corporation (Cannot be a P.O. Box.)

C. The business address of the registered agent and the registered office address is:
Street Address	City	State	Zip Code

350 N. St. Paul Street	Dallas	TX	75201

Article 4 — Other Altered, Added, or Deleted Provisions

Other changes or additions to the articles of incorporation may be made in the space provided below. If the space provided is insufficient to meet your needs, you may incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

Article 5—Date of Adoption

The date of the adoption of the amendment(s) by the shareholders of the corporation, or by the board

of directors where no shares have been issued is        May 24, 2004

Article 6—Statement of Approval

The amendments to the articles of incorporation have been approved in the manner required by the Texas Business Corporation Act and by the constituent documents of the corporation.

Effective Date of Filing

A. [ X ] This document will become effective when the document is filed by the secretary of state.

OR

B. [ ] This document will become effective at a later date, which is not more than ninety (90) days from the date of its filing by the secretary of state. The delayed effective date is

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a false or fraudulent document.

 5/27/04   /s/ Tracy D. Pagliara

Signature of Authorized Officer	Date

[STATE SEAL]	Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	FILED In the Office of the Secretary of State of Texas NOV 2 9 2004 Corporations Section

______________________________________________________________________________

CHANGE OF REGISTERED AGENT/REGISTERED OFFICE

1.      The name of the entity is______EMCO WHEATON USA, INC.

	and the file number issued to the entity by the secretary of state is	800198596
2.	The entity is: (Check one.)

(	a business corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.

•	a non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act.

•	a limited liability company, which has authorized the changes indicated

below through its members or managers, as provided by the Texas Limited Liability Company Act.

•	a limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership

Act.

•	an out-of-state financial institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.

3.	The registered office address as PRESENTLY shown in the records of the Texas secretary of state is

4.	[ X ]The address of the NEW registered office is: (Please provide street address, city,

state and zip code. The address must be in Texas.)

701 Brazos Street, Suite 1050, Austin, TX 78701

OR	[	] The registered office address will not change.
5.	The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is CT CORPORATION

Corporation Service Company d/b/a

CSC-Lawyers Incorporating Service

6.	[ X ]A. The name of the NEW registered agent is Company
OR	[	] B. The registered agent will not change.

7.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

By:    /s/ Tracy D. Pagiliara

(A person authorized to sign

on behalf of the entity)

INSTRUCTIONS

1.

It is recommended that you call (512) 463-5555 to verify the information in items 3 and 5 as it currently appears on the records of the secretary of state before submitting the statement for filing. You also may e-mail an inquiry to corpinfo@sos.state.tx.us As information on out-of-state financial institutions is maintained on a separate database, a financial institution must call (512) 463-5701 to verify registered agent and registered office information. If the information on the form is inconsistent with the records of this office, the statement will be returned.

2.	You are required by law to provide a street address in item 4 unless the registered office is located in a city with a population of 5,000 or less. The purpose of this requirement is to provide the public with notice of a physical location at which process may be served on the registered agent. A statement submitted with a post office box address or a lock box address will not be filed.

3.

An authorized officer of the corporation or financial institution must sign the statement. In the case of a limited liability company, an authorized member or manager of a limited liability company must sign the statement. A general partner must sign the statement on behalf of a limited partnership. A person commits an offense under the Texas Business Corporation Act, the Texas Non-Profit Corporation Act or the Texas Limited Liability Company Act if the person signs a document the person knows is false in any material respect with the intent that the document be delivered to the secretary of state for filing. The offense is a Class A misdemeanor.

4.	Please attach the appropriate fee:
Business Corporation	$15.00
Financial Institution, other than Credit Unions	$15.00
Financial Institution that is a Credit Union	$ 5.00
Non-Profit Corporation	$ 5.00
Limited Liability Company	$10.00
Limited Partnership	$50.00

Personal checks and MasterCard®, Visa®, and Discover® are accepted in payment of the filing fee. Checks or money orders must be payable through a U.S. bank or other financial institution and made payable to the secretary of state. Fees paid by credit card are subject to a statutorily authorized processing cost of 2.1% of the total fees.

5.	Two copies of the form along with the filing fee should be mailed to the address shown in the heading of this form. The delivery address is: Secretary of State, Statutory

Filings Division, Corporations Section, James Earl Rudder Office Building, 1019 Brazos,

Austin, Texas 78701. We will place one document on record and return a file stamped copy, if a duplicate copy is provided for such purpose. The telephone number is (512)

463-5555, TDD: (800) 735-2989, FAX: (512) 463-5709.

Form No. 401

Revised 9/99

Comptroller	05-102
of Public	(Rev. 7-03/22) 3333
Accounts		b. •
FORM			04272222131
Do not write in the space above
___ Code	[ X ]• 13196 Franchise [ ] • 16196 Bank		c. Taxpayer identification number	d. Report year
TEXAS FRANCHISE TAX			• 0616919642	• 2004
PUBLIC INFORMATION REPORT
MUST be filed to satisfy franchise tax requirements
_________________________	Corporation name and address	____________________
__MCO WHEATON USA, INC.			e. PIR / IND • ☐ 1.2.3.4
A/K/A SYLTONE MARINE, INC.			Secretary of State file number or, if none, Comptroller uncharted number
__111 JACKRABBIT ROAD
HOUSTON, TX. 77095			g. •	•
Item k on Franchise
Tax Report Form 05-142

_________________________

___________ preprinted information is not correct, please type or print the correct information.

________ following information MUST be provided for the Secretary of State (SOS) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary.

________ information will be available for public inspection.

( Check here if there are currently no changes to the information preprinted in Section A of this report. Then, complete Sections B and C.

Corporation’s principal office SAME AS ABOVE

Please sign below! Officer and director information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers and directors change throughout the year.

Principal place of business SAME AS ABOVE
SECTION A. Name, title, and mailing address of each officer and director.

NAME	TITLE	DIRECTOR		Term expiration (mm-dd-yyyy)
HELEN W. CORNELL	CHAIRPERSON	X	YES
MAILING ADDESS
__111 JACKRABBIT ROAD, HOUSTON, TX 77095
NAME	TITLE	DIRECTOR		Term expiration (mm-dd-yyyy)
__ECHAEL S. CARNEY	PRESIDENT	X	YES
MAILING ADDESS
__111 JACKRABBIT ROAD, HOUSTON, TX 77095
NAME	TITLE	DIRECTOR		Term expiration (mm-dd-yyyy)
TRACY D. PAGLIARA	V.P./SECRETARY	X	YES
MAILING ADDESS
__111 JACKRABBIT ROAD, HOUSTON, TX 77095
NAME	TITLE	DIRECTOR		Term expiration (mm-dd-yyyy)
		X	YES
MAILING ADDESS
__111 JACKRABBIT ROAD, HOUSTON, TX 77095
NAME	TITLE	DIRECTOR		Term expiration (mm-dd-yyyy)
		X	YES
MAILING ADDESS
__111 JACKRABBIT ROAD, HOUSTON, TX 77095

SECTION B.  List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns at interest of
  ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.       NONE

Name of owned (subsidiary) corporation		State of incorporation	Texas SOS file number	Percentage interest

Name of owned (subsidiary) corporation		State of incorporation	Texas SOS file number	Percentage interest

SECTION C.  List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company.
   Enter the information requested for each corporation or limited liability company.

Name of owning (parent) corporation		State of incorporation	Texas SOS file number	Percentage interest
SYLTONE INDUSTRIES, LLC		DE		100.00

Registered agent and registered office currently on file. (See instructions if you need to make changes)

Agent		C T CORPORATION SYSTEM		Check this box if you need forms to change this information.
Office		350 N ST. PAUL STREET	~	Changes can also be made on-line at
DALLAS, TX 75201				http //www ___ state.__.us corp _________________

declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has __en mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.

Sign	„	Officer, director, or other authorized person	Title	Date	Daytime phone (Area Code and number)
Here		/s/ Helen W. Cornell	V.P. Finance	9-15-04	###-##-####
Certificate of Account Status - Letter of Good Standing	Page 1 of 1

[SEAL OF THE OFFICE OF THE COMTROLLER OF TEXAS]

TEXAS COMPTROLLER OF PUBLIC ACCOUNTS

CAROLE KEETON STRAVHORN • COMPTROLLER • AUSTIN, TEXAS 78774

June 17, 2005

CERTIFICATE OF ACCOUNT STATUS

THE STATE OF TEXAS

COUNTY OF TRAVIS

I, Carole Keeton Strayhorn, Comptroller of Public Accounts of the State of

Texas, DO HEREBY CERTIFY that according to the records of this office

EMCO WHEATON USA INC

is, as of this date, in good standing with this office having no franchise tax reports or payments due at this time. This certificate is valid through the date that the next franchise tax report will be due November 15, 2005.

This certificate does not make a representation as to the status of the corporation's Certificate of Authority, if any, with the Texas Secretary of

State.

This certificate is valid for the purpose of conversion when the converted entity is subject to franchise tax as required by law. This certificate is not valid for the purpose of dissolution, merger, or withdrawal.

GIVEN UNDER MY HAND AND

SEAL OF OFFICE in the City of Austin, this 17th day of June, 2005 A.D.

/s/Carole Keeton Strayhorn

Carole Keeton Strayhorn

Texas Comptroller

Taxpayer number: 10616919642

File number: 0800198596

Form 05-304 (Rev. 02-03/14)

Corporations Section	Roger Williams
P.O.Box 13697	[STATE SEAL]	Secretary of State

Austin, Texas 78711-3697

Office of the Secretary of State

The undersigned, as Secretary of State of Texas, does hereby certify that the document, Articles of Incorporation for EMCO WHEATON USA, INC. (filing number: 800198596), a Domestic Business Corporation, was filed in this office on April 30, 2003.

It is further certified that the entity status in Texas is active.

In testimony whereof, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on June 17, 2005.

[STATE SEAL]

/s/ Roger Williams

Roger Williams

Secretary of State

Come visit us on the internet at http:llwww.sos.state.tx.us/

Phone: (512) 463-5555	Fax: (512) 463-5709	TTY: 7-1-1
Prepared by: SOS-WEB	Document: 9243790003